                                                                EXHIBIT 99(a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                       INTEGRATED SENSOR SOLUTIONS, INC.

                                       TO

                         SENSOR ACQUISITION CORPORATION
                        A DIRECT WHOLLY-OWNED SUBSIDIARY

                                       OF

                         TEXAS INSTRUMENTS INCORPORATED

     As set forth in Section 3 of the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the certificates representing shares of common stock, par value $.001 per share of Integrated Sensor Solutions, Inc. (the "Shares"), are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission, or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 3 of the Offer to Purchase). See Section 3 of the Offer to Purchase.
                                ----------------

                        The Depositary for the Offer is:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

               By Mail:                       By Facsimile Transmission:                       By Hand:
  ChaseMellon Shareholder Services,                 (201) 296-4293                ChaseMellon Shareholder Services,
                L.L.C.                     (For Eligible Institutions Only)                     L.L.C.
   Attn: Reorganization Department                                                 Attn: Reorganization Department
         Post Office Box 3301              Confirm Facsimile by Telephone:             120 Broadway, 13th Floor
  South Hackensack, New Jersey 07606                (201) 296-4860                     New York, New York 10271
                                               (For Confirmation Only)
                                                                                        By Overnight Courier:
                                                                                  ChaseMellon Shareholder Services,
                                                                                                L.L.C.
                                                                                   Attn: Reorganization Department
                                                                                          85 Challenger Road
                                                                                     Mail Drop -- Reorganization
                                                                                  Ridgefield Park, New Jersey 07660

                                ----------------

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
  FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH
                  ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Sensor Acquisition Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Texas Instruments Incorporated, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 7, 1999 (the "Offer to Purchase") and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of Shares:
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Stock Certificate Numbers (if available):
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[ ]     Check here if Shares will be delivered by book-entry transfer and provide Account Number in the space provided below.

Account Number (if delivery by book-entry transfer):
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Dated:
--------------------- , 1999

                              PLEASE TYPE OR PRINT

Name(s) of Record Holder(s):
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Address(es):
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                                    (Include Zip Code)

Area Code and Telephone Number:
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                                  SIGNATURE(S)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company (pursuant to procedures set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)) and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three New York Stock Exchange trading days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal, certificates for Shares, and any other required documents to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and
Telephone Number:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Name:
--------------------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

Title:
--------------------------------------------------------------------------------

Dated:
--------------- , 1999

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR SHARES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.